Prospectus Supplement	June 23, 2022

Gilead Fund

ETAGX Class A Shares ETCGX Class C Shares
ETGLX Class N Shares ETILX Class I Shares

Healthcare & Life Sciences Fund

ETAHX Class A Shares ETCHX Class C Shares
ETNHX Class N Shares ETIHX Class I Shares

Multi-Asset Income Fund

ETAMX Class A Shares ETCMX Class C Shares
ETNMX Class N Shares ETIMX Class I Shares

Dividend Opportunities Fund

ETADX Class A Shares ETCDX Class C Shares
ETNDX Class N Shares ETIDX Class I Shares

Limited-Term Bond Fund

ETABX Class A Shares ETCBX Class C Shares
ETNBX Class N Shares ETIBX Class I Shares

Exponential Technologies Fund

ETAEX Class A Shares ETCEX Class C Shares
ETNEX Class N Shares ETIEX Class I Shares

Core Bond Fund

ETARX Class A Shares ETCRX Class C Shares
ETNRX Class N Shares ETIRX Class I Shares

(each a “Fund” and collectively, the “Funds”)

This information supplements certain information contained in the Prospectus for the Funds, dated November 1, 2021, and should be read in conjunction with such Prospectus. This supplement supersedes and replaces the supplement to the Prospectus dated May 31, 2022.

The following paragraph hereby replaces the second paragraph under the section of the Funds’ Prospectus entitled “HOW TO BUY SHARES – Multiple Classes”:

PROSPECTUS SUPPLEMENT	June 23, 2022

Unless a financial adviser is associated with your account when purchasing directly from a Fund, as indicated by records of the Fund’s transfer agent, your investment will be made in the Fund’s Class I shares regardless of the share class you may have designated on your Shareholder Account Application. If you believe your aggregate investment in a Fund amounts to $100,000 or more, and you wish to hold Class I shares of that Fund, please contact the transfer agent at 1-866-447-4228.

Effective June 1, 2022, Class I shares purchased directly from the Funds are not subject to the minimum initial or subsequent investment requirements. Fund shares may be purchased directly from the Funds online at https://mutualfunds.eventideinvestments.com/invest-with-us/ for initial investments or https://uportal.ultimusfundsolutions.com/app/eventidefunds/#login for subsequent investments, or by calling the Funds at 877-771-3836.

The following information is hereby added to the section of the Funds’ Prospectus entitled “APPENDIX A: INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTION AND WAIVERS”:

EDWARD D. JONES & CO., L.P. ("Edward Jones")

Policies Regarding Transactions Through Edward Jones

Effective on or after June 1, 2022, clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Eventide, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")

•	The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except assets held in group retirement plans) of Eventide held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation.
•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI")

•	Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined

PROSPECTUS SUPPLEMENT	June 23, 2022

by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•	If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•	Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•	Shares purchased in an Edward Jones fee-based program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.
•	Systematic withdrawals with up to 10% per year of the account value.
•	Return of excess contributions from an Individual Retirement Account (IRA).
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•	Shares exchanged in an Edward Jones fee-based program.
•	Shares acquired through NAV reinstatement.
•	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

PROSPECTUS SUPPLEMENT	June 23, 2022

Minimum Purchase Amounts

•	Initial purchase minimum: $250
•	Subsequent purchase minimum: none

Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•  A fee-based account held on an Edward Jones platform

•  A 529 account held on an Edward Jones platform

•  An account with an active systematic investment plan or LOI

Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2021, as supplemented January 3, 2022, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.